                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                  -----------


                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of Earliest Event Reported):

                                 July 23, 2001


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                            THE WALT DISNEY COMPANY
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                   DELAWARE
                   (STATE OF JURISDICTION OF INCORPORATION)


          1-11605                                           95-4545390
   (COMMISSION FILE NUMBER)                               (IRS EMPLOYER
                                                       IDENTIFICATION NO.)


500 South Buena Vista Street, Burbank, California              91521
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)


                                (818) 560-1000
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                Not applicable
            (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)
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Item 5.   Other Events.

     On July 23, 2001, the Registrant announced that it was acquiring 100% of the common stock of Fox Family Worldwide Inc. from Fox Broadcasting Sub, Inc., certain other subsidiaries of The News Corporation Limited, Haim Saban and Allen & Company Incorporated. The purchase price will be $5.3 billion, consisting of approximately $3.0 billion in cash and the assumption or repayment of approximately $2.3 billion in debt. The Fox Family Worldwide businesses consist of the Fox Family Channel, a 76% interest in Fox Kids Europe, the Fox Kids channels in Latin America, and the Saban programming library and production business. The closing is conditioned upon, among other things, the transaction receiving approval from the applicable domestic and foreign anti-trust and securities regulatory agencies.

Item 7.   Financial Statements and Exhibits

     Exhibit 99 -- Press Release dated July 23, 2001.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            THE WALT DISNEY COMPANY



                                            By: /s/ David K. Thompson
                                               --------------------------
                                               David K. Thompson
                                               Senior Vice President
                                               Assistant General Counsel


Dated:  July 30, 2001